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                                                                   EXHIBIT 10.10

                             MAC-GRAY SERVICES, INC.

                  AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF
                         MATERIAL CONTRACTS AND LICENSES

     THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT is executed as of this __ day of January, 2004 by MAC-GRAY SERVICES, INC., a Delaware corporation ("Assignor"), in favor of CITIZENS BANK OF MASSACHUSETTS, as the Administrative Agent ("Assignee") for the Banks under (and as defined in) the Loan Agreement referred to below.

     REFERENCE IS MADE TO THE FOLLOWING FACTS:

     A. Simultaneously herewith, pursuant to the terms of that certain Purchase Agreement of even date between Assignor and Web Service Company, Inc. ("Web"), Assignor has acquired all of the assets, property and business comprising the laundry route business of Web in the various states described therein, including, but not limited to leases, contracts, agreements, arrangements and all laundry leases in such states (the "Web Acquisition");

     B. In connection with the Web Acquisition and/or through its own operations, Assignor has entered into or become party to certain material contracts, material agreements and licenses (other than the Laundry Facility Agreements described below) more specifically described in EXHIBIT A attached hereto and being an integral part hereof (the "Material Contracts"). In connection with the Web Acquisition and/or through its own operations, Assignor has also entered into or become a party to, or will enter into or become a party to, certain Laundry Facility Agreements (as defined in the Loan Agreement referred to below (together with the Material Contracts, each an "Assigned Contract" and collectively, the "Assigned Contracts");

     C. Assignor has obtained credit from the Banks pursuant to the terms of the Revolving Credit and Term Loan Agreement dated as of June 24, 2003, among Assignor, Mac-Gray Corporation, a Delaware corporation, Intirion Corporation, a Delaware corporation, Assignee and the Banks (said Revolving Credit and Term Loan Agreement as amended, modified and/or supplemented from time to time, together with all of the other instruments, contracts and agreements delivered in connection therewith, hereinafter collectively referred to as the "Loan Agreement");

     D. Assignor has agreed to execute and deliver this Amended and Restated Collateral Assignment in order to induce Assignee and the Banks to amend the Loan Agreement to increase the aggregate principal amount of the credit facility established pursuant to the Loan Agreement in order to consummate the Web Acquisition and to provide additional security for Assignor's obligations to Assignee and the Banks pursuant to the Security Agreement dated as of June 24, 2003 by Assignor in favor of Assignee (the "Company Security Agreement").

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor agrees with Assignee as follows (capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Loan Agreement):

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     1.   Assignor, to the extent that assignment of any Laundry Facility
Agreement is not prohibited pursuant to the terms of each such Laundry Facility Agreement, and such assignment does not render such Laundry Facility Agreement void, hereby assigns to Assignee as additional collateral, and grants Assignee a security interest in, for the ratable benefit of the Assignee and the Banks, all of Assignor's contract rights, licenses, all rights to use any name, logo, likeness or other distinctive symbol, and all other rights and remedies under the Assigned Contracts (including, without limitation, all Laundry Facility Agreements entered into after the date hereof to the extent such assignment is not prohibited pursuant to the terms of each such Laundry Facility Agreement), including, without limitation, all deposits made or to be made thereunder. It is acknowledged and agreed by the Assignor that, with respect to the Laundry Facility Agreements, the Assignor must use commercially reasonable efforts to enter into or renew Laundry Facility Agreements which do not prohibit assignment thereof.

     2. This Amended and Restated Collateral Assignment is made solely for the purpose of securing the performance of Obligations of the Assignor. As used herein, the term "Obligations" shall mean the Obligations as that term is defined in the Loan Agreement and all obligations of the Assignor arising out of any extension, increase, modification, refinancing or refunding of any of the foregoing Obligations whether such indebtedness, obligations, and liabilities are direct or indirect, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured or arise by contract, operation of law or otherwise. If and so long as there shall not have occurred any Event of Default (not cured within the applicable grace period, if any) by the Assignor under the Loan Agreement, the Assignee shall permit the Assignor to have the benefit of and enforce all of its rights under the Assigned Contracts.

     3. Assignor shall keep and perform the obligations to be kept and performed by it under the Assigned Contracts and shall do all things necessary and proper to keep the Assigned Contracts in full force and effect.

     4. Assignor shall furnish to Assignee copies of all material notices received by Assignor under any Assigned Contract, and shall promptly give such notices and take such actions as are, in its reasonable discretion, necessary to protect and enforce Assignor's rights and remedies under the Assigned Contracts.

     5. If there shall be a default under the Assigned Contracts on the part of the Assignor, for any reason, the Assignee may, at its option, without waiving or releasing the Assignor from any of the terms hereof or any of the Obligations, cure the default or violation, and the costs of curing the same (and all necessary and incidental costs and expenses in connection therewith, including, but not limited to, reasonable counsel fees), with interest at the highest rate payable on the Obligations from the time of the advance or advances therefor, shall be deemed a Revolving Credit Loan to the Assignor and part of the Obligations, and shall be due and payable by the Assignor to the Assignee upon demand.

     6. If an Event of Default shall occur with respect to the Obligations, in addition to all other rights and remedies of the Assignee pursuant to any agreements of the Assignor in favor of or assigned to and held by the Assignee or pursuant to applicable law or otherwise, the Assignee or its successor or designee shall have all rights and benefits under the Assigned Contracts without modifying or discharging any of the Obligations. Upon the occurrence of any such Event

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of Default, the Assignor agrees to execute any and all documents requested by the Assignee in its sole discretion to enable the Assignee to exercise all of the rights of the Assignor under the Assigned Contracts.

     7. The Assignee may take or release other security which it may hold for the payment of the Obligations, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction, or partial satisfaction, of such Obligations without prejudice to any of its rights under this Amended and Restated Collateral Assignment.

     8. Upon the occurrence of an Event of Default, the Assignor hereby designates and appoints the Assignee and each of its designees or agents as attorney-in-fact of the Assignor irrevocably and with power of substitution, with authority to execute and deliver for and on behalf of the Assignor any and all instruments, documents, agreements and other writings necessary or advisable for the exercise on behalf of the. Assignor of any rights created or existing under or pursuant to the Assigned Contracts.

     9. In the event that the Assignor enters into any Material Contract after the date hereof (a "New Contract"), to the extent that assignment of such New Contract is permitted pursuant to the terms thereof, and such assignment does not render such New Contract void, this Amended and Restated Collateral Assignment shall be deemed amended to reflect the addition of such New Contract as an Assigned Contract for purposes of this Amended and Restated Collateral Assignment, including, without limitation, the inclusion of such New Contract on EXHIBIT A hereto.

     10. Upon request of the Assignee, the Assignor will give the relevant parties written notice of the Assignee's interest in the Assigned Contracts under this Amended and Restated Collateral Assignment and will use best efforts to seek and obtain any necessary acknowledgment of and/or consent to the assignment of such interest to the Assignee. Upon request of the Assignee, the Assignor will take such further actions and execute such further instruments and agreements as the Assignee may request to more completely vest in and assure to the Assignee its rights hereunder or in any of the Assigned Contracts.

     11. Notwithstanding anything to the contrary contained in this Amended and Restated Collateral Assignment, this Amended and Restated Collateral Assignment shall not constitute a transfer such as to impose any liability on Assignee for performance of any obligation of Assignor under or in respect to any Assigned Contract (and by its acceptance of this Amended and Restated Collateral Assignment, Assignee does not assume or agree to perform any such obligation of Assignor). Assignor hereby agrees to indemnify and hold the Assignee harmless with respect to any and all claims by any Person relating thereto.

     12. Assignee may exercise or decline to exercise any right granted it herein (including the foreclosure of this Amended and Restated Collateral Assignment upon the occurrence and continuance of an Event of Default) in its unrestricted discretion, and to the extent Assignee shall elect to exercise any right hereunder, Assignee shall never be liable for its negligence or otherwise, other than for its gross negligence or willful misconduct. Nothing contained herein shall place any burden or obligation on Assignee, or (absent Assignee's gross negligence or

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willful misconduct) impose any liability on Assignee. Assignee may exercise its rights under this Amended and Restated Collateral Assignment on any one or more occasions. Any proceeds realized by Assignee from the exercise of its rights hereunder shall be applied to repayment of the Obligations in Assignee's unrestricted discretion, and proceeds in excess of Assignor's obligations to Assignee and the Banks under the Loan Agreement shall be turned over to Assignor.

     13. The obligations and rights set forth in this Amended and Restated Collateral Assignment shall be in addition to, and not in lieu of, any obligations or rights set forth in or contemplated by the Loan Agreement, the Company Security Agreement or any other Security Document (as defined in the Loan Agreement). All rights and remedies of Assignee evidenced hereby, or evidenced or contemplated by the Loan Agreement, Company Security Agreement or any other Security Document shall be cumulative and may be exercised separately or concurrently in Assignee's unrestricted discretion, without regard to the adequacy of or to the exercise of any other right, remedy or security held by or available to Assignee, and Assignor hereby waives the applicability or availability of any doctrine of marshaling to any portion of the Assigned Contracts assigned hereunder, or to any other property or collateral securing the obligations and indebtedness secured hereby.

     14. Any default by Assignor in any of the terms or provisions of this Amended and Restated Collateral Assignment will constitute an Event of Default under the Loan Agreement and the other Security Documents.

     15. Assignor represents and agrees that each of the Assigned Contracts is in full force and effect and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     16. Assignor represents and agrees that, to its knowledge, as of the date hereof, there are no defaults, breaches, delinquencies, events of default or events which with the passage of time or the giving of notice, or both, will constitute an event of default by Assignor, or any other party under any Assigned Contract. Assignor shall give Assignee prompt notice of any defaults, delinquencies, breaches, events of default or occurrences which with the passage of time or the giving of notice, or both, will constitute events of default under any Assigned Contract. Assignor shall also give Assignee prompt notice of the termination or impossibility of performance of any of the terms of any Assigned Contract. Assignor shall provide notice of amendment, modification or termination of any Assigned Contract to Assignee and shall refuse to agree to any such modification, assignment or termination that could reasonably be expected to adversely affect Assignee's rights hereunder.

     17. Assignor shall not take any action or omit to take any action or make any agreements which would violate or be inconsistent with the terms of this Amended and Restated Collateral Assignment, the Loan Agreement or the other Security Documents, or which would have the effect of impairing the position or interests of the Assignee or the Banks under any of such documents.

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     18.  All notices required or appropriately to be given under this Amended and Restated Collateral Assignment shall be sufficiently given if given in accordance with the terms of the Loan Agreement.

     19. THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAWS). THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT. The Assignor agrees that any suit for the enforcement of this Amended and Restated Collateral Assignment may be brought in the courts of the Commonwealth of Massachusetts or the United States of America for the District of Massachusetts and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in the Loan Agreement. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20. THE ASSIGNOR AND THE ASSIGNEE MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT AND MAKE LOANS AND EXTEND CREDIT TO THE BORROWER. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the first sentence of this Section 20 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (i) certifies that neither the Assignee, nor any Bank nor any representative, agent or attorney of the Assignee or any Bank has represented, expressly or otherwise, that the Assignee or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Assignee is a party, the Assignee and the Banks are relying upon, among other things, the waivers and certifications in this Section 20.

     21. All the covenants, agreements, obligations and representations of Assignor herein contained shall be binding upon Assignor and the assigns and legal representatives of Assignor, for the benefit of Assignee, and its successors or assigns.

     22. When all Obligations have been paid, performed and indefeasibly discharged in full, and if at such time the Banks are not committed to extend any credit to the Borrower under the Loan Agreement or any other Loan Document, this Amended and Restated Collateral Assignment shall terminate, and the Assignee shall, upon request and at the Assignor's expense,

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execute all such documentation necessary to release its security interest hereunder and to reassign the Assigned Contracts to the Assignor.

                            (Signatures on next page)


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     WITNESS the execution hereof, under seal, in any number of counterparts as of the date set forth above.

                                       MAC-GRAY SERVICES, INC.


                                       By:
                                          --------------------------------------
                                       Title: Treasurer


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                                   Amended and Restated Collateral Assignment of
                                                 Material Contracts and Licenses


                                    EXHIBIT A

                               MATERIAL CONTRACTS


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